UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 13, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K, filed by TRxADE HEALTH, INC. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on September 27, 2022, the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) previously notified the Company that it did not comply with the independent director and audit committee requirements for continued listing on The Nasdaq Capital Market set forth in Listing Rules 5605(b)(1) and 5605(c)(2) (the “Rules”), respectively. Nasdaq informed the Company that consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), the Company was provided a cure period to retain compliance with such rules, which was to expire on the earlier of the Company’s next annual shareholders’ meeting or August 26, 2023; or if the next annual shareholders’ meeting is held before February 22, 2023, then the Company was required to evidence compliance no later than February 22, 2023.

On October 13, 2022, based on the appointment of Mr. Jeff Newell to the Company’s Board of Directors and audit committee, as detailed in the Current Report on Form 8-K filed by the Company with the Commission on October 3, 2022, Nasdaq provided written notice to the Company that it has determined that the Company complies with the Rules, and this matter is now closed.

Notwithstanding the above, and as described in the Current Report on Form 8-K previously filed with the Commission on August 1, 2022, the Company remains in non-compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. The Company previously provided Nasdaq a plan of compliance in connection with such non-compliance and the Company is hopeful that Nasdaq will accept its plan of compliance and that the Company will be able to timely regain compliance with such continued listing rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: October 14, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer